UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2005

                             AccuPoll Holding Corp.
             (Exact name of registrant as specified in its charter)

                             ACCUPOLL HOLDING CORP.
                             -----------------------

             (Exact name of registrant as specified in its charter)



          Nevada                      000-32849                    11-2751630
          ------                      ---------                    ----------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)


           15101 Red Hill Avenue, Suite 220, Tustin, California 92780
           ----------------------------------------------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (949) 200-4000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 2, 2005, AccuPoll Holding Corp. (the "Company") sold an aggregate of 800 shares of the Company's Series A Convertible Preferred Stock, $.001 par value ("Series A Preferred Stock"), warrants to purchase an aggregate of 800,000 shares of the Company's common stock with an exercise price of $0.10 per share ("$0.10 Warrants"), and warrants to purchase an aggregate of 800,000 shares of the Company's common stock with an exercise price of $0.125 per share ("$0.125 Warrants"; the $0.10 Warrants and the $0.125 Warrants are collectively referred to as the "Warrants"), to three accredited investors. On September 8, 2005, the Company sold 200 shares of Series A Preferred Stock, $0.10 Warrants to purchase 200,000 shares of common stock and $0.125 Warrants to purchase 200,000 shares of common stock to one accredited investor. The sale of Series A Preferred Stock and Warrants was made pursuant to the exemption from registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder.

     The Series A Preferred Stock was sold for a per share purchase price of $100, for aggregate gross proceeds of $99,955. For each share of Series A Preferred Stock purchased investors received a $0.10 Warrant to purchase 1,000 shares of common stock and a $0.125 Warrant to purchase 1,000 shares of common stock. The Warrants are exercisable for a term of three years.

     The terms of the Warrants prohibit the holders (together with their affiliates) from beneficially owning in excess of 4.99% of the Company's common stock outstanding immediately after giving effect to an exercise. The Company has the right to call the Warrants if, after the effective date of a registration statement registering the resale of the shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, the closing price of the common stock for each of 10 consecutive trading days exceeds 200% of the exercise price.

     The stated value of the Series A Preferred Stock is $100. Upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock ranks senior to the Company's common stock and all other equity or equity equivalent securities of the Company other than those securities that are outstanding on the original issue date of the Series A Preferred Stock and those securities which are explicitly senior in rights or liquidation preference to the Series A Preferred Stock. Except as otherwise required by law, the Series A Preferred Stock has no voting rights. The Series A Preferred Stock is convertible at any time at the holders' option into that number of shares of Common Stock equal to the stated value divided by $0.10, subject to adjustment for stock dividends, stock splits, reclassifications, and similar events. The terms of the Series A Preferred Stock prohibit the holders (together with their affiliates) from beneficially owning in excess of 4.99% of the Company's common stock outstanding immediately after giving effect to a conversion.

     The Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants no later than 60 days after the closing date. If such registration statement is not filed on or before 60 days after the closing date or if the registration statement is not declared effective by the Securities and Exchange Commission on or before 60 days after the closing date (or 90 days after the closing date if the registration statement is reviewed by the Securities and Exchange Commission), then the Company must pay to each investor liquidated damages equal to 5% percent of the aggregate subscription amount paid by investors for each month that such event has not occurred.

     Continental Advisors S.A. (U.K.) acted as placement agent in connection with the sale of the Series A Preferred Stock and Warrants. In consideration for its services as placement agent, the Company agreed to pay Continental Advisors S.A. an amount in cash equal to 10% of the aggregate gross proceeds received by the Company and to issue Continental Advisors S.A. warrants to purchase such number of shares of Common Stock equal to 10% of aggregate gross proceeds. The warrants issuable to Continental Advisors S.A. will have the same terms as the Warrants sold to investors. One of the Company's directors, Andreea M. Porcelli, is a consultant for Continental Advisors S.A.

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


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          See Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit
Number                                  Description
---------       ----------------------------------------------------------------

3.1             Certificate   of   Designation   of   Preferences,   Rights  and
                Limitations of Series A Convertible Preferred Stock (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.1 Securities Purchase Agreement dated as of August 31, 2005 by and among AccuPoll Holding Corp. and the purchasers identified on the signature pages thereto
4.2 Form of Legal Opinion (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.3 Form of Common Stock Purchase Warrant with exercise price of $0.10 per share (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.4 Form of Common Stock Purchase Warrant with exercise price of $0.125 per share (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.5 Form of Registration Rights Agreement among AccuPoll Holding Corp. and the purchasers signatory thereto (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)
4.6 Form of Escrow Agreement (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)









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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCUPOLL HOLDING CORP.


Date: September 14, 2005                   /s/ William E. Nixon
                                           ------------------------------
                                           William E. Nixon
                                           Chief Executive Officer







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